Exhibit 10.26AH

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

TWENTY-FIRST AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Twenty-first Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms. The effective date of this Amendment is the date last signed below (the “Effective Date”).

1.

Customer desires and CSG agrees to provide a process, pursuant to Customer’s specifications, to support Customer’s platform for processing recurring payment files to be provided to CSG by Customer (“Company-wide Payment Services”).

2.

As a result, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F, “Fees,” Section 1, “CSG SERVICES,” Subsection X., “Custom Implementation Services,” is amended to add a new subsection P, “Company-wide Payment Services,” as follows:

P.	Company-wide Payment Services (“CPS”)

Description	Frequency	Fee
1. Implementation and Set Up Fee (Note 1)	[********]	[*****]
2. Maintenance and Support Fee (Note 2) (Note 3) (Note 4)	[*******]	$[*********]

Note 1: Implementation and set up to integrate with Customer’s Company-wide Payment Services platform was mutually agreed upon and documented in that certain Statement of Work, “Implement Integration to Enterprise Payment Services” (CSG document no. 4125497)  executed by CSG and Customer, effective as of October 29, 2018.

Note 2:  Maintenance and Support Fees will include (i) generation and delivery of the Recurring Payments daily files which will include Customer’s Connected Subscribers that are scheduled to have accounts debited on such day; (ii) availability of the Recurring Payment Audit Report specifying the type of Recurring Payments daily files sent and whether such daily files were sent to Customer or Customer’s processor and the total number of records on each such daily file; and (iii) up to [*** ******* ***** (***) ***** per *****] of production support and maintenance. Any unused production support and maintenance hours in a month may not be carried over to a subsequent month and are forfeited.  In the event additional production support and maintenance hours are necessary in a given month, Customer shall be invoiced at the then current Technical Service hourly rate.

Note 3: Maintenance and Support Fees will be invoiced [*******] commencing with the first full month after completion of the first production migration of Customer’s recurring payment files to Customer’s Company-wide Payment Services, pursuant to that certain Statement of Work, “Provide Migration Support Services to Company Wide Payment Service” (CSG document no. 4133998).

Note 4: Customer shall provide no less than [****** (**) *****] written notice (email is sufficient), including the specific termination date, prior to discontinuing the Company-wide Payment Service. The Maintenance and Support Fee for the [***** *****] of the Maintenance and Support services will be due in full for the [*****] of the Customer specified termination date.

[Signature Page Follows]

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the Effective Date (defined above).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Gregory L. Cannon
Title: SVP Billing Strategy & Ops	Title: SVP, General Counsel & Secretary
Name: Michael Ciszek	Name: Gregory L. Cannon
Date: May 6, 2020	Date: May 6, 2020